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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 4, 2004

                              --------------------

                                   GENUS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                  000-17139                  94-2790804
          ----------                  ---------                  ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

                               1139 Karlstad Drive
                               Sunnyvale, CA 94089
          (Address of principal executive offices, including zip code)

                                 (408) 747-7120
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 3, 2004, Genus, Inc. issued an earnings release announcing its financial results for its third fiscal quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

     The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated November 3, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENUS, INC.

                                         By: /s/ Shum Mukherjee
                                            -----------------------
                                            Shum Mukherjee
                                            Chief Financial Officer

Date:  November 4, 2004



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated November 3, 2004*


* This exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.


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